UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 28, 2020
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D,	Xerox Technology Park
A91 H9N9
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 On September 28, 2020, Cimpress plc and Robert Keane, Chief Executive Officer and Chairman, entered into an Amendment to Agreement Limiting PSU Awards (the "Amendment"), which amends the Agreement Limiting PSU Awards dated May 13, 2016 between Cimpress and Mr. Keane (the "2016 Agreement") relating to performance share units ("PSUs") that Cimpress may grant to Mr. Keane. The Amendment contains the same limitations on long-term incentive compensation granted to Mr. Keane as the 2016 Agreement but allows the grant of PSU awards under any of Cimpress' equity plans, instead of requiring that such awards be granted under Cimpress' 2016 Performance Equity Plan. The terms and conditions of the Amendment are subject to the approval of Cimpress' 2020 Equity Incentive Plan by Cimpress' shareholders at the 2020 Annual General Meeting of Shareholders and are as follows:

•
Until June 30, 2023, Cimpress shall not grant any long-term incentive compensation (including but not limited to equity or long-term cash awards) to Mr. Keane other than PSUs. Such PSUs may be granted under the 2020 Equity Incentive Plan or another equity plan of Cimpress, but all such PSU awards will be subject to the same terms and conditions as PSU awards granted to Mr. Keane under Cimpress' 2016 Performance Equity Plan, including but not limited to the performance conditions of such plan.

•
Until June 30, 2023, the maximum number of PSUs that Cimpress may grant to Mr. Keane per fiscal year is 75,000 PSUs (subject to adjustment for stock splits, stock dividends, recapitalization, combinations or reclassifications of shares, or other similar changes in Cimpress' capitalization).

The foregoing is not a complete description of the parties’ rights and obligations under the Amendment to Agreement Limiting PSU Awards and is qualified by reference to the full text and terms of the Amendment, which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
10.1	Amendment to Agreement Limiting PSU Awards dated September 28, 2020
104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2020	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer